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                                                                    Exhibit 99.2

                             STATEMENT UNDER OATH OF
                           PRINCIPAL FINANCIAL OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, FRANCIS X. MCCARTHY, JR., state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of TRUMP HOTELS & CASINO RESORTS, INC., and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     . the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Trump Hotels & Casino Resorts, Inc.;

     . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Trump Hotels & Casino Resorts, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     .    any amendments to any of the foregoing.

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                                                     Subscribed and sworn to before me this 13th day of
                                                     August 2002.

/S/ FRANCIS X. MCCARTHY, JR.                         /S/ SHERRY A. FIELD
----------------------------                         -------------------
Name:  Francis X. McCarthy, Jr.                      Sherry A. Field
Title: Executive Vice President of Corporate         Notary Public, State of New Jersey
       Finance and Chief Financial Officer           My Commission Expires: July 26, 2004
       of Trump Hotels & Casino Resorts, Inc.
       (principal financial officer)
Date:  August 13, 2002
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